SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2005

                                      CWT

                                  (Depositor)

(Issuer in respect of Countrywide Alternative Loan Trust, Mortgage Pass-Through

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2005


                                      CWT


                          By: /s/ Maria Tokarz
                              ------------------------------
                          Name:   Maria Tokarz
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2005


                             Payment Date: 02/25/05


          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        62,496,000.00    5.172384%       492,317.15    269,377.78      761,694.93       0.00       0.00
                        2A1        91,174,000.00    5.635496%     2,193,553.65    428,175.61    2,621,729.26       0.00       0.00
                        3A1        88,391,000.00    5.593307%     1,930,726.03    411,998.35    2,342,724.38       0.00       0.00
Residual                AR                100.00    5.172384%           100.00          0.43          100.43       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          12,354,000.00    5.500522%         1,555.50     56,627.87       58,183.37       0.00       0.00
                        B1          2,891,000.00    5.500522%           364.01     13,251.67       13,615.68       0.00       0.00
                        B2          1,839,000.00    5.500522%           231.55      8,429.55        8,661.10       0.00       0.00
                        B3          1,576,000.00    5.500522%           198.44      7,224.02        7,422.45       0.00       0.00
                        B4          1,314,000.00    5.500522%           165.45      6,023.07        6,188.52       0.00       0.00
                        B5            790,684.22    5.500522%            99.52      3,624.31        3,723.83       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        262,825,784.22     -            4,619,311.30  1,204,732.67    5,824,043.97     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        62,003,682.85              0.00
                                2A1        88,980,446.35              0.00
                                3A1        86,460,273.97              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          12,352,444.50              0.00
                                B1          2,890,635.99              0.00
                                B2          1,838,768.45              0.00
                                B3          1,575,801.56              0.00
                                B4          1,313,834.55              0.00
                                B5            790,584.70              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        258,206,472.92     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/05


          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    62,496,000.00     5.172384% 12667FZ65     7.877579      4.310320    992.122421
                           2A1    91,174,000.00     5.635496% 12667FZ73    24.058982      4.696247    975.941018
                           3A1    88,391,000.00     5.593307% 12667FZ81    21.843016      4.661089    978.156984
Residual                   AR            100.00     5.172384% 12667FZ99   1,000.000000    4.310320      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      12,354,000.00     5.500522% 12667F2A2     0.125911      4.583768    999.874089
                           B1      2,891,000.00     5.500522% 12667F2B0     0.125911      4.583768    999.874089
                           B2      1,839,000.00     5.500522% 12667F2C8     0.125911      4.583768    999.874089
                           B3      1,576,000.00     5.500522% 12267F2D6     0.125911      4.583768    999.874089
                           B4      1,314,000.00     5.500522% 12267F2E4     0.125911      4.583768    999.874089
                           B5        790,684.22     5.500522% 12667F2F1     0.125867      4.583768    999.874133
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     262,825,784.22       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        67,364,166.67    96,800,217.63    94,042,088.59
Loan count                    127              185              182
Avg loan rate           5.437190%        5.897266%        5.857363%
Prepay amount          484,977.49     2,180,300.94     1,920,940.17

                          Total
                          -----
Prin balance       258,206,472.89
Loan count                    494
Avg loan rate                5.76
Prepay amount        4,586,218.60

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        14,136.92        20,312.35        19,434.11
Sub servicer fees            0.00             0.00             0.00
Trustee fees               508.93           742.46           719.80


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        53,883.38
Sub servicer fees            0.00
Trustee fees             1,971.19


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                1,357,144.44     1,979,898.16     1,919,473.08
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                5,256,515.68
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.100366%           100.000000%            242,061,100.00
   -----------------------------------------------------------------------------
   Junior            7.899634%             0.000000%             20,762,069.75
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,824,043.97          5,824,043.97
Principal remittance amount            4,619,311.30          4,619,311.30
Interest remittance amount             1,204,732.67          1,204,732.67